Exhibit 10.59
AMENDMENT NO. 1
TO THE
PATRIOT RISK MANAGEMENT, INC. 2006 STOCK OPTION PLAN
     RESOLVED, that Section 4.01 [1] of the 2006 Stock Option Plan is hereby amended to read as follows:
     “4.01 Number of Shares.
[1] Subject to Section 4.03, the number of shares of stock subject to awards under the Plan is 106,000.”; and further
     RESOLVED, that Section 9.08 of the 2006 Stock Option Plan is hereby amended by adding the following sentence to the end thereof:
“Upon approval by the Company’s stockholders of the Company’s 2008 Stock Incentive Plan, no further awards shall be made under this Plan.”